SUPPLEMENT DATED OCTOBER 6, 2008

TO PROSPECTUS DATED APRIL 30, 2004
FOR RYDEX ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

Effective as of the close of business on November 7, 2008, the following investment options will no longer be available as Eligible Funds under your Contract.

Rydex Nova Fund	Rydex Internet Fund
Rydex VT Inverse S & P 500 Strategy	Rydex Leisure Fund
Rydex OTC Fund	Rydex Telecommunications Fund
Rydex VT Inverse OTC Strategy Fund	Rydex Utilities Fund
Rydex Japan 1.25X Strategy Fund	Rydex Mid Cap 1.5X Strategy Fund
Rydex Basic Materials Fund	Rydex VT OTC Fund Strategy Fund
Rydex Electronics Fund	Rydex Inverse Government Large Bond Strategy

Please retain this supplement with your prospectus for future reference.

Rydex Annuity 10/08